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                                                            Exhibit 10.5

               1998 STOCK OPTION PLAN OF WORLD COLOR PRESS, INC.

    On January 30, 1998 the Board of Directors of World Color Press, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), adopted the 1998 Stock Option Plan of World Color Press, Inc. (the "Plan").

    The purposes of this Plan are as follows:

        1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its employees and consultants who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

        2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees and consultants considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options.

        3) To provide for continued ownership of an equity interest in the Company by those persons employed or formerly employed by companies which are or were affiliated with the Company.

                                   ARTICLE I.
                                  DEFINITIONS

    Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1.  BOARD

    "Board" shall mean the Board of Directors of the Company.

Section 1.2.  CODE

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3.  COMMITTEE

    "Committee" shall mean the Compensation Committee of the Board.

Section 1.4.  COMPANY

    "Company" shall mean World Color Press, Inc.

Section 1.5.  CURRENT AFFILIATE

    "Current Affiliate" shall mean any Parent, any Subsidiary of the Company, and any company which is affiliated with the Company.

Section 1.6.  DIRECTOR

    "Director" shall mean a member of the Board.

Section 1.7.  EMPLOYEE

    "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or of any corporation which is

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then a Parent Corporation or a Subsidiary of the Company, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.8.  EXCHANGE ACT

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.9.  INCENTIVE STOCK OPTION.

    "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.10.  NON-QUALIFIED STOCK OPTION.

    "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

Section 1.11.  OFFICER

    "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.12.  OPTION

    "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to consultants shall be Non-Qualified Stock Options.

Section 1.13.  OPTIONEE

    "Optionee" shall mean an Employee or consultant to whom an Option is granted under the Plan.

Section 1.14.  PARENT CORPORATION

    "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.15.  PERFORMANCE OPTION

    "Performance Option" shall mean an Option that at the time of its grant is intended to satisfy the requirements for performance-based compensation as described in Section 162(m)(4)(C) of the Code.

Section 1.16.  PLAN

    "Plan" shall mean this 1998 Stock Option Plan of World Color Press, Inc.

Section 1.17.  RULE 16B-3

    "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.18.  SECRETARY

    "Secretary" shall mean the Secretary of the Company.

Section 1.19.  SECTION 16 PERSON

    "Section 16 Person" shall mean any person who at the time of determination is subject to the provisions of Section 16 of the Exchange Act.

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Section 1.20.  SECURITIES ACT

    "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.21.  SUBCOMMITTEE

    "Subcommittee" shall mean the subcommittee appointed as provided in Section 6.1.

Section 1.22.  SUBSIDIARY

    "Subsidiary" shall mean a subsidiary corporation as defined in Section 424(f) of the Code.

Section 1.23.  TERMINATION OF EMPLOYMENT

    "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or any Current Affiliate is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, permanent disability or retirement, but excluding terminations where there is a simultaneous reemployment by the Company or any Current Affiliate. The Committee, in its sole discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, without limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment and the question of whether any reemployment by any entity is simultaneous with termination; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

Section 1.24.  TERMINATION OF CONSULTANCY

    "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary or any Current Affiliate is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary or Current Affiliate has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.
                             SHARES SUBJECT TO PLAN

Section 2.1.  SHARES SUBJECT TO PLAN

    The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 2,500,000. The maximum number of shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 200,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

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Section 2.2  UNEXERCISED OPTIONS

    If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3.  CHANGES IN COMPANY'S SHARES

    In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options. Notwithstanding the provisions of this Section 2.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.
                              GRANTING OF OPTIONS

Section 3.1.  ELIGIBILITY

    Any Employee or former Employee or consultant of the Company or of any corporation which is a Parent Corporation or a Subsidiary of the Company shall be eligible to be granted Options, except as provided in Section 3.3.

Section 3.2.  DISQUALIFICATION FOR STOCK OWNERSHIP.

    No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

Section 3.3.  QUALIFICATION OF INCENTIVE STOCK OPTIONS.

    No Incentive Stock Option shall be granted to any person who is not an Employee.

Section 3.4.  GRANTING OF OPTIONS

    (a) The Committee (the Subcommittee with respect to Section 16 Persons and Performance Options) shall from time to time, in its sole discretion:

        (i) Determine which Employees or former Employees or consultants (including those to whom Options have been previously granted under the Plan) should be granted Options; and

        (ii) Determine the number of shares to be subject to such Options; and

        (iii) Determine the terms and conditions of such Options, consistent with the Plan; and

        (iv) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
    Section 162(m)(4)(C) of the Code.

    (b) Upon the selection of an Employee or former Employee or consultant to be granted an Option, the Committee (or the Subcommittee, as applicable) shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the

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generality of the preceding sentence, the Committee (or the Subcommittee, as applicable) may, in its sole discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to any such person that he surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee (or the Subcommittee, as applicable) deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

    (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                  ARTICLE IV.
                                TERMS OF OPTIONS

Section 4.1.  OPTION AGREEMENT

    Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Subcommittee, as applicable) shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

Section 4.2.  OPTION PRICE

    (a) The price of the shares subject to each Option shall be set by the Committee; provided, that the Subcommittee shall specify the price per share subject to each Performance Option (which price shall not be less than the fair market value of a share of the Company's Common Stock on the date of Option grant) and each Option granted to a Section 16 Person; and provided, further, that (i) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

    (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

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Section 4.3.  COMMENCEMENT OF EXERCISABILITY

    (a) Subject to the provisions of Sections 4.3(b) and 4.4 and the requirements of Rule 16b-3(b), Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee (or the Subcommittee, as applicable) shall provide in the terms of each individual Option; provided, that by a resolution adopted after an Option is granted the Committee (or the Subcommittee, as applicable) may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(b) and 4.4 and the requirements of Rule 16b-3(b), accelerate the time at which such Option or any portion thereof may be exercised.

    (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy shall thereafter become exercisable.

Section 4.4.  EXPIRATION OF OPTIONS

    (a) No Option may be exercised to any extent by anyone after the expiration of ten years from the "Grant Date" or "Vesting Reference Date" as set forth in the Stock Option Agreement covering such Option ("Expiration Date"), provided, that the Committee (or the Subcommittee, as applicable) may, with respect to any individual Option, at the time such Option is granted or at any time thereafter, provide that the then applicable Expiration Date (whether such applicable Expiration Date is the original Expiration Date specified in the Stock Option Agreement covering such Option or has been extended pursuant to this proviso) may be extended and that such individual Option may be exercised from and after the then applicable Expiration Date to and including such later date as shall be specified by the Committee (or the Subcommittee, as applicable) with respect to such individual Option; provided, however, that in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).

    (b) Subject to the provisions of Section 4.4(a), the Committee (or the Subcommittee, as applicable) shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee (or the Subcommittee, as applicable) may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment or Termination of Consultancy for any reason.

    (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

Section 4.5.  CONSIDERATION

    Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant to, the Company, any Parent Corporation, any Subsidiary of the Company, or any other entity, or shall interfere with or restrict in any way the rights of the Company, any Parent Corporation, any Subsidiary of the Company or any other entity, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

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Section 4.6.  ADJUSTMENTS IN OUTSTANDING OPTIONS

    In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee (or the Subcommittee, as applicable) shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee (or the Subcommittee, as applicable) shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7.  MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

    Notwithstanding the provisions of Section 4.6, in its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Subcommittee, as applicable) may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee (or the Subcommittee, as applicable) so provides, it may, in its sole discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a) and/or any installment provisions of such Option, but subject to Section 4.3(b).

                                   ARTICLE V.
                              EXERCISE OF OPTIONS

Section 5.1.  PERSON ELIGIBLE TO EXERCISE

    During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2.  PARTIAL EXERCISE

    At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, that the Company shall not be required to issue fractional shares and the Committee (or the Subcommittee, as applicable) may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3.  MANNER OF EXERCISE

    An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

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    (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee (or the Subcommittee, as applicable); and

    (b) Full payment (by certified or bank check or by wire transfer of immediately available funds) for the shares with respect to which such Option or portion is thereby exercised. However, the Committee (or the Subcommittee, as applicable), in its sole discretion, may (i) allow a delay in payment up to thirty (30) days from the date the Option is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee (including, subject to Section 5.4, Option Shares issuable upon such exercise), duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee (or the Subcommittee, as applicable); or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv). In the case of a promissory note, the Committee (or the Subcommittee, as applicable) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; and

    (c) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

    (d) Such representations and documents as the Committee (or the Subcommittee, as applicable), in its sole discretion, deems necessary, appropriate or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws, rules or regulations. The Committee (or the Subcommittee, as applicable) may, in its sole discretion, also take whatever additional actions it deems necessary, appropriate or advisable to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

    (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4.  CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

    The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

    (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

    (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee (or the Subcommittee, as applicable) shall, in its sole discretion, deem necessary or advisable; and

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or the Subcommittee, as applicable) shall, in its sole discretion, determine to be necessary or advisable; and

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    (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

    (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or the Subcommittee, as applicable) may establish from time to time for reasons of administrative convenience.

Section 5.5.  RIGHTS AS STOCKHOLDERS

    The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6.  TRANSFER RESTRICTIONS

    The Committee (or the Subcommittee, as applicable), in its sole discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI.
                                 ADMINISTRATION

Section 6.1.  COMPENSATION COMMITTEE; SUBCOMMITTEE

    (a) The Compensation Committee shall consist of three or more Directors, appointed by and holding office at the pleasure of the Board, none of whom shall be an Employee, and at least two of whom shall be both a "non-employee director" as defined under Rule 16b-3 and an "outside director" as described under Section 162(m) of the Code and the regulations thereunder. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

    (b) If any member of the Committee shall not be both a "non-employee director" and an "outside director," there shall be a Subcommittee that will consist of two or more Committee members, appointed by and serving office at the pleasure of the Board, each of whom is both a "non-employee director" and an "outside director."

Section 6.2.  DUTIES AND POWERS OF COMMITTEE

    It shall be the duty of the Committee and the Subcommittee to conduct the general administration of the Plan in accordance with its provisions. The Committee and the Subcommittee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (as each may be applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee (or the Subcommittee, as applicable).

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Section 6.3.  MAJORITY RULE

    The Committee and the Subcommittee shall each act by a majority of its members in office. The Committee and Subcommittee may each act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of its members.

Section 6.4.  COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

    Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee and the Subcommittee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Subcommittee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII.
                                OTHER PROVISIONS

Section 7.1.  OPTIONS NOT TRANSFERABLE

    No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, that nothing in this Section 7.1 shall prevent transfers by will, by the applicable laws of descent and distribution or, with the consent of the Committee, the transfer of Non-Qualified Options by gift made in compliance with the federal securities laws to a family member of the Optionee or a family trust or for other estate planning purposes.

Section 7.2.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

    The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. None of the amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

    (a) The expiration of ten years from the date the Plan is adopted by the Board; or

    (b) The expiration of ten years from the date the Plan is initially approved by the Company's stockholders.

                                       10
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Section 7.3.  EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

    The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary of the Company. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary of the Company
(a) to establish any other forms of incentives or compensation for employees or consultants of the Company, any Parent Corporation or any Subsidiary of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.4.  TITLES

    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.5.  CONFORMITY TO SECURITIES LAWS AND CODE SECTION 162(M)

    The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including, without limitation, any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

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                                       11

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     I hereby certify that the foregoing Plan was duly adopted by the Board of
Directors of World Color Press, Inc. as of January 30, 1998.

     Executed as of this 6th day of May, 1998.


                                              /s/ Jennifer L. Adams
                                              -------------------------
                                              Secretary

                                       ****

     I hereby certify that the foregoing Plan was duly approved by the stockholders of World Color Press, Inc. representing a majority of the issued and outstanding shares of the common stock, par value, $.01 per share, of World Color Press, Inc. entitled to vote at a meeting of stockholders, as of May 6, 1998.

     Executed as of this 6th day of May, 1998.


                                              /s/ Jennifer L. Adams
                                              -------------------------
                                              Secretary